[logo - American Funds(SM)]

The right choice for the long term

American High-Income Municipal Bond Fund

Investing from the ground up

Annual Report for the year ended July 31, 2001
[photo of construction worker on a structure frame]


American High-Income Municipal Bond Fund(r) is one of the 29 American Funds,(SM) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

American High-Income Municipal Bond Fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. It may invest without limits in bonds subject to the alternative minimum tax.

The value of a long-term perspective
How a $10,000 investment has grown
(For the period September 26, 1994 to July 31, 2001, with dividends reinvested) [mountain chart]


/1/The index is unmanaged and does not reflect sales charges, commissions or expenses.

/2/Results reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments.

/3/Calculated by Lipper Inc. The average does not reflect sales charges.

RESULTS AT A GLANCE: AVERAGE ANNUAL COMPOUND RETURNS WITH ALL DISTRIBUTIONS REINVESTED

Class A shares (as of 7/31/01)                    1 year         5 years      Lifetime
                                                                              (since
                                                                              9/26/94)

Without a sales charge                            +9.14%         +6.08%       +7.37%
Reflecting 3.75% maximum sales charge              +5.04%        +5.28%       +6.77%


Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated.
Here are the returns on a $1,000 investment for the most recent calendar quarter:

Class A shares (as of 6/30/01)                    1 year        5 years        Lifetime
                                                                               (since
                                                                               9/26/94)

Reflecting 3.75% maximum sales charge              +5.09%       +5.23%         +6.65%


Results before October 1996 reflect the effect of a voluntary fee waiver, without which returns would have been lower.

Results for other share classes can be found on page 23.

The fund's 30-day yield for Class A shares as of August 31, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 5.19%. The fund's distribution rate for Class A shares as of that date was 5.46%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ. Please see back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. HIGH-YIELD BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.


All of us at American Funds extend our deepest symphathies to everyone affected by the September 11 tragedy, especially the friends and families of the victims.


FELLOW SHAREHOLDERS:

Over the past fiscal year, the U.S. economy slowed markedly, sparking a downturn in major stock markets and aggressive intervention by the Federal Reserve Board. With growth prospects clouding over, investors sought the relative security of fixed-income assets; this lent broad support to bond prices, notably high-quality debt. American High-Income Municipal Bond Fund also thrived in this revitalized bond environment and advanced on the strength of individual holdings.

For the 12 months ended July 31, 2001, the fund recorded a total return of 9.1%, well above its lifetime average of 7.4%. That return exceeded the 7.2% average return of the 72 high-yield municipal debt funds measured by Lipper Inc. for the same period. By contrast, the unmanaged Lehman Brothers Municipal Bond Index, which measures the investment grade market and does not include expenses, rose 10.1%. This higher return reflected investors' preference for high-quality debt over lower rated credits for most of the period.

American High-Income Municipal Bond Fund paid shareholders monthly dividends totaling 83 cents a share during the fund's fiscal year. Those who reinvested dividends realized an income return of 5.7%, which is equivalent to a taxable income return of 9.4% for investors in the 39.1% federal income tax bracket. Those shareholders who elected to receive dividends in cash recorded an income return of 5.6%, equivalent to a taxable return of 9.2%.

BONDS GAIN AS GROWTH SPUTTERS

The fund's fiscal year began on August 1, 2000, during a period of troubling transition for the U.S. economy. The collapse of the tech bubble months earlier and mounting evidence of weaker growth helped bolster bond prices, as did a rally in long-term Treasury bonds. For much of 2000, high-quality bonds, both taxable and tax exempt, benefited from the economic uncertainty, creating a growing investor appetite for secure and reliable returns. As a result, prices for the highest rated debt in the fund's portfolio strengthened through December of last year, widening the gap between high-quality and high-yield bonds.

On January 3, 2001, the Federal Reserve surprised investors with a half-point cut in short-term interest rates. The unexpected action was matched by a similar cut later that month and four subsequent reductions - for a total of 2-3/4 points - before the end of the fund's fiscal year. This effort to stimulate the economy prompted a sharp decline in short-term bond yields and higher prices for those securities. (Bond prices move inversely to bond yields.) It also spawned a surge of new issuance, as corporations and municipalities rushed to take advantage of lower rates. Some of the new municipal debt was used to refund older bonds, which often leads to improved creditworthiness for the issuer. The fund's holdings in Long Beach Aquarium in California, for example, rose sharply in value as a result of a refunding. Early in the fiscal year, your fund's portfolio counselors began selectively buying lower rated hospital bonds and land-secured financings. These two debt sectors had become increasingly overlooked by investors and appeared undervalued. As short-term rates steadily declined, investors gradually began reaching for higher yields in lower rated and long-term bonds. As a result, prices for these bonds improved substantially during the second half of the fiscal period. This trend contributed to the fund's solid returns. Hospital debt and land-secured bonds account for nearly one-third of the portfolio holdings. Our feature article on page 2 discusses land-secured debt and the research process these investments entail.

Persistence and perspective

During the past 12 months, the sea change in economic conditions underscored the importance of diversification and professional management. American High-Income Municipal Bond Fund favorably weathered these transitions, in part because of the broadly diversified structure of its portfolio: more than 300 individual holdings, encompassing more than 40 states and a wide range of credit quality. This array of holdings, each carefully selected, affords a measure of balance that would be difficult for individuals to attain on their own. Moreover, the expertise of your fund's portfolio counselors and analysts is especially helpful during adverse or shifting market conditions.

In the past year, strong returns and an influx of new shareholders helped boost net assets of the fund more than 20% to over $666 million. We at the American Funds remain committed to increasing shareholder value over the long term through our rigorous investment approach, which emphasizes research, individual bond selection and attention to risk. Since its inception seven years ago, American High-Income Municipal Bond Fund has produced a steady stream of income and a cumulative return of 62.7%, well above the 43.6% average of high-yield municipal debt funds tracked by Lipper Inc.

We look forward to reporting to you again in six months, and we appreciate your ongoing support.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Mark R. Macdonald
Mark R. Macdonald
President

September 17, 2001


INVESTING FROM THE GROUND UP
[photo of wooden frame of a structure]

A house, a home, a place to raise a family: Most Americans consider this a core investment. For some, home ownership remains a goal yet to be realized, but for many others that goal is a reality in the making. According to the U.S. Department of Housing and Urban Development, home ownership has increased steadily over the past decade, reaching 72.3 million U.S. families this year. American High-Income Municipal Bond Fund has participated in the growth of home ownership by investing in a unique type of municipal debt formally known as land-secured financings. These bonds are issued expressly to help construct or expand the infrastructure of real estate developments. Many help fund the creation of planned residential communities; some are targeted for new business districts or developments that mix both. The bonds are usually issued before construction commences, so the underlying collateral for the debt is often the raw land itself. Hence, many investment professionals affectionately refer to them as "dirt bonds."

Land-secured investments currently make up some 21% of your fund's portfolio. Because they offer above-average yields, they contribute significantly to your fund's income. Additionally, these bonds are not subject to the alternative minimum tax. Dirt bonds do contain potential risks, however, that are best evaluated and managed by research professionals. On the following pages, we discuss some of the challenges of investing in these unusual securities and examine how rigorous research can add value.

LOCATION, LOCATION, LOCATION
[photo of construction worker]

The first and foremost decision every homebuyer makes is where to live. Location is an equally critical consideration for our research analysts when selecting dirt bonds appropriate for the fund. Ed Nahmias, a research analyst specializing in dirt bonds, notes that he looks for areas with good growth prospects. "The economy of the area being developed is the best indicator of whether the bonds will be a sound investment. That tells you whether there is going to be sufficient demand for new homes and businesses."

In determining the strength of a local economy, Ed and his fellow analysts consider a wide variety of factors. Since the build-out period of a project could span many years and several economic cycles, the demographic and employment makeup of the region, as well as businesses that drive the local economy, hold important clues to the strengths and weaknesses of a bond issue. Among the questions they ask are: What are the prospects for job growth in the region? How diverse are the businesses? Can they survive an economic downturn? What are the income levels, average age, education and labor skills of its population? These, and a host of related data, must be thoroughly examined in order to determine economic viability.

Ed's investigations are supported by the broader staff of analysts and economists who work for Capital Research and Management Company, the people who manage American High-Income Municipal Bond Fund and all of the American Funds. This extensive research network is extremely valuable when assessing a region's prospects.

Not surprisingly, Ed's office is crowded with maps, many of them marked to indicate potentially attractive regions for investment. From years of experience analyzing land-secured bonds, Ed has targeted a dozen or so zones in some six states that meet his stringent criteria for a "good location." Nevertheless, each project must be individually inspected. "As a rule, we don't buy a land-secured bond unless we've gone to the site," explains Ed. These trips frequently include meetings with the developers of the project, and often with town officials who add first-hand details to the emerging economic portrait.

WILL THEY BUY IT IF YOU BUILD IT?

A good location, in and of itself, does not necessarily ensure the success of a project. The design of a proposed community must be attractive, and the properties competitively priced and appropriate for the area. Residential projects, for example, tend to offer the developer greater flexibility under changing economic conditions than do commercial developments; this flexibility lends a measure of comfort to the bondholder over the life of the investment. Consequently, the majority of land-secured financings held by the fund contain a residential component.


[BEGIN SIDEBAR]
How land-secured financing works
Land-secured bonds are used by some municipalities to fund the construction of roads, sidewalks, sewers and other infrastructure improvements within a newly developed neighborhood. To pay off the bonds, the municipality then assesses the property owners within the new community an annual charge.

[flow chart]
"Annual special payments" to "Bondholder" to "Bond proceeds" to "Municipal special tax district" to "Developer" to either "Annual special payments" or "Homeowner" to "Annual special payments"

Homeowners assume payment of the special tax when they purchase from the developer.

Constructs homes in the tax district and pays a special tax while owning the land.

The special tax district uses bond proceeds to fund public improvements. [End Sidebar]

[illustration of housing development]

[Begin Sidebar]
The Crossings at Fleming Island, Clay County, Florida

The Crossings at Fleming Island, located near Jacksonville, Florida, is a long-term investment that has done remarkably well for the fund. The original bonds have risen substantially in value as this multi-faceted development progressed. At the core is Eagle Harbor Village, which houses some 1,600 residential units. The original bonds helped fund 12.5 miles of new roads, five miles of biking and jogging trails, tennis and swimming facilities, three neighborhood parks, water and sewer facilities, and a community waterfront park with a boat storage facility. Although the project is not yet complete, it has been a great success, garnering numerous awards, among them a "residential environmental award" for quality development while preserving Florida's sensitive environment, and excellence awards from the Southeast Builders Conference.
[End Sidebar]

As noted in the diagram on the left, the proceeds of the bond offerings are specifically targeted for construction of the project's infrastructure. This typically includes its main roads as well as water and sewer facilities, but may extend to schools, fire and police stations, traffic lights, recreational facilities and public landscaping. These amenities, however appealing, are rarely enough to entice homebuyers; the overall design of the project and its individual dwellings are key to attracting purchasers.

Individual units, whether residential or business, are not financed from bond proceeds. Nonetheless, our analysts routinely scrutinize the designs and features of the proposed units, and the local competition, to determine their sales potential. Homes must also be competitively priced for the area. Ed points out that, "Historically, entry-level housing or homes for growing families tend to attract greater interest and weather market downturns better than do high-end developments. But we are watching this tradition shift with the aging of wealthier baby boomers. The fund currently has a diversity of projects that cover many different aspects of the housing market."

APPRAISING THE PLAYERS

[photo of family]

Many projects begin with a developer who typically owns the raw land slated for development. The success of the project and the value of the bonds during the development period may be greatly impacted by the financial strength and experience of this key player. Construction delays and cost overruns can and do occur; the developer must be well prepared to deal with these obstacles. Yet appraising the developer is arguably one of the most challenging facets of researching a project.

Because the financial strength of the developer is often not disclosed in the bond documents, the fund's analysts typically investigate other sources for information. Records of defaults on any past loans or taxes by the developer could signal problems for the future. The status of any current bank loans and the financial strength of the developer's lender also flesh out the credit picture. Additionally, our analysts determine the initial cost of the land and weigh that against the cost it will take to develop the parcel into salable homes. A developer's previous experiences with community developments provide a useful track record that also helps to assess strengths.

David Hoag, a portfolio counselor and research analyst for the fund, stresses the importance of the developer when assessing dirt bonds. "We recently looked at a project in Utah that we liked very much. Everything about it was attractive - the design, the location - but we just couldn't get comfortable with the developer. So, in the end, we did not buy the bonds."

[Begin Sidebar]
LAKEWOOD CREEK PROJECT, MONTGOMERY, ILLINOIS

Lakewood Creek is indicative of the residential developments that our analysts favor, and the bonds are a recent addition to the portfolio's holdings. The planned community is located in the outer suburbs of Chicago, where housing demand remains strong. Upon completion, the project will encompass 413 single-family homes and 322 duplexes, all designed as entry-level homes. The planned amenities include a clubhouse with a pool, volleyball and tennis courts, a small lake and two small parks. A regional park borders the community, and a parcel on the site has been donated to the school district for construction of a new school. The project's developer has a well-established track record in the Chicago region, and we believe these bonds are an attractive addition to the fund's holdings.
[End Sidebar]

Likewise, it is important to evaluate the municipal entity creating the tax district that will support the bonds. Again, prior experience in land development and sufficient staffing to oversee the project are keys to success; they can mitigate problems that occur, even though the municipal entity is not liable for the repayment of the bonds.

BUILDING LONG-TERM VALUE
[photo of "sold" sign in front of home]

With every portfolio purchase, we take a long-term investment view. Days, weeks, even months of investigation precede each decision to add a dirt bond to your fund's holdings. Nor does our research end once we buy the bonds. We regularly monitor the construction of the improvements, the build-out of the project and the outlook for the bonds. Our analysts examine the quality of construction and new home sales data, and continue to monitor the health of the local economy. These regular assessments offer assurance that the development is on track, both with the proposed design and with the potential for creating value for the bondholder.

The risks associated with land-secured financings often begin to diminish as houses are built and sold. Consequently, the bonds may increase in value as the build-out progresses. Once houses are sold, the new homeowners assume the special tax payments supporting the bonds. Thus, each developed parcel adds value to the project by diversifying and expanding the source of payments. Homeowners themselves benefit by gaining access to communities that are rigorously planned and designed to meet their residential needs. Additionally, they begin building equity in their new homes. With foresight, experience and comprehensive research, a barren tract of land can be transformed over time into an investment that grows in value for each participant in the development process.

Land-secured financing represents just one of the many types of bonds that add value to your fund's portfolio. Every high-yield bond we purchase, however, must first face a similar degree of scrutiny and meet our standards before it will be added to our holdings.

[Begin Sidebar]
TAX-FREE YIELDS VS. TAXABLE YIELDS

To use the table below, find your estimated 2001 taxable income to determine your federal tax rate. Then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 5.76% tax-free distribution rate in July.

For example, a couple with a taxable income of $170,000 is subject to a federal tax rate of 35.5%. In this bracket, the fund's 5.76% distribution rate is equivalent to an 8.93% return on a taxable investment. Investors in the highest tax bracket (39.1%) would need a taxable distribution rate of 9.46% to match the fund's distribution rate.

If your taxable income is...                ...then your      As of 7/31/01 the fund's
                                            federal tax       tax-exempt distribution
                                            rate is...        rate of 5.76%/2/ is
                                                              equivalent to a taxable
                                                              rate of...

Single                Joint

$0-27,050             $0-45,200             15.0%             6.78%

27,051-65,550          45,201-109,250       27.5              7.94

65,551-136,750         109,251-166,500      30.5              8.29

136,751-297,350        166,501-297,350      35.5              8.93

Over 297,350           Over 297,350         39.1              9.46


/1/Based on 2001 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions applicable to certain taxable income levels.

/2/Distribution rate based on the average offering price for the month of July. [End Sidebar]


SHARE RESULTS: CLASS B, CLASS C AND CLASS F

Average annual compound returns for periods ended June 30, 2001 (the most recent calendar quarter):

                               1 YEAR                         LIFE OF CLASS*

Reflecting applicable          +3.47                          +5.01%
contingent deferred
sales charge (CDSC),
maximum of 5%, payable
only if shares are
sold

Not reflecting CDSC            +8.47%                         +8.04%


CLASS C AND CLASS F SHARES

Results for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of the period.

*From March 15, 2000, when B shares first became available.

Investment Portfolio, July 31, 2001

[begin pie chart]
Quality ratings*

AAA                                                                                      8.81%
AA                                                                                       4.82%
A                                                                                        5.89%
BBB                                                                                     26.23%
BB                                                                                      29.52%
B                                                                                       18.86%
CCC or less                                                                              0.06%
Cash & equivalents                                                                       5.81%

* Bond ratings reflect those of a credit rating agency;
if ratings are not available, they are assigned by the fund's research analysts.
[end pie chart]

                                                                                    Principal    Market
                                                                                       Amount     Value
                                                                                        (000)     (000)
Fixed-Income Securities - 94.19%
Alaska  -  0.31%
Northern Tobacco Securitization Corp., Tobacco Settlement                        $2,000         $  2,076
 Asset-Backed Bonds, Series 2000, 6.20% 2022


Arizona  -  0.60%
Industrial Dev. Auth. of the County of Navajo, Industrial                         4,100            3,996
 Dev. Rev. Bonds (Stone Container Corp. Project),
 Series 1997, AMT, 7.20% 2027


California  -  8.84%
Pollution Control Fncg. Auth., Solid Waste Disposal Ref.                          6,000            5,935
 Rev. Bonds (USA Waste Services, Inc. Project), Series
 1998A, AMT, 5.10% 2018 (Put 2008)
Rural Home Mortgage Fin. Auth., Single Family Mortgage                              385              414
 Rev. Bonds (Mortgage-Backed Securities Program),
 1995 Series B, AMT, 7.75% 2026
Statewide Communities Dev. Auth., Apartment Dev. Rev.
 Ref. Bonds (Irvine Apartment Communities, LP):
 Series 1998A-1, AMT, 5.05% 2025 (Put 2008)                                       7,000            7,043
 Series 1998A-3, 5.10% 2025 (Put 2010)                                            3,000            3,027
City of Antioch, Public Fncg. Auth., 1998 Reassessment                            1,430            1,525
 Rev. Bonds, Subordinated Series B, 5.80% 2011
City of Chino Hills, Community Facs.:
 Dist. No. 9 (Rincon Village Area), Special Tax Bonds,                            3,410            3,525
 Series 1998, 6.45% 2023
 Dist. No. 10 (Fairfield Ranch), Special Tax Bonds,                               1,000            1,058
 6.95% 2030
County of El Dorado, Community Facs. Dist. No. 1992-1                               995            1,025
 (El Dorado Hills Dev.), Series 1999 Special Tax Bonds,
 6.125% 2016
City of Fontana, Community Facs. Dist. No. 12 (Sierra                             1,000            1,061
 Lakes), Special Tax Bonds, Series 1999, 6.50% 2015
City of Irvine, Assessment Dist. No. 94-13 (Oak Creek),                           1,000            1,017
 Limited Obligation Improvement Bonds, Group Two,
 5.875% 2017
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium
 of the Pacific Project), 1995 Series A:
 6.10% 2010 (Preref. 2005)                                                        1,000            1,121
 6.125% 2015 (Preref. 2005)                                                       2,500            2,806
 6.125% 2015, MBIA Insured (Preref. 2005)                                         1,000            1,122
 6.125% 2023 (Preref. 2005)                                                       1,500            1,683
 6.125% 2023, MBIA Insured (Preref. 2005)                                         2,500            2,806
County of Los Angeles, Capital Asset Leasing Corp.,                                 970            1,006
 Cert. of Part. (Marina del Rey), 1993 Series A,
 6.25% 2003
City of Los Angeles, Multi-family Housing Rev. Bonds                                500              526
 (GNMA Collateralized - Ridgecroft Apartments Project),
 Series 1997E, AMT, 6.00% 2017
Regional Airports Improvement Corp., Facs. Sublease Ref.                          2,500            2,256
 Rev. Bonds, Airport Terminal 6 Facs. (Los Angeles
 International Airport), Series 1999, AMT, 5.65% 2017
Pleasanton Joint Powers Fncg. Auth., Subordinate                                  1,805            1,852
 Reassessment Rev. Bonds, 1993 Series B, 6.125% 2002
City of Poway, Community Facs. Dist. No. 88-1 (Parkway                            2,800            3,049
 Business Centre), Special Tax Ref. Bonds, Series 1998,
 6.75% 2015
County of Sacramento, Laguna Creek Ranch/Elliott Ranch
 Community Facs. Dist. No. 1, Improvement Area No. 2
 Special Tax Ref. Bonds (Elliott Ranch):
 6.125% 2014                                                                        250              266
 6.30% 2021                                                                         500              521
County of San Diego, Reassessment Dist. No. 97-1
 (4-S Ranch), Limited Obligation Improvement Bonds:
 6.00% 2009                                                                         995            1,026
 6.25% 2012                                                                         995            1,026
Redev. Agcy. of the City and County of San Francisco,                             1,000              950
 Residential Fac. Rev. Bonds (Coventry Park Project),
 Series 1996A, AMT, 8.50% 2026
Community Facs. Dist. No. 99-1 (Talega) of the Santa                              2,390            2,510
 Margarita Water Dist., Series 1999 Special Tax Bonds,
 6.10% 2014
South Tahoe Joint Powers Fncg. Auth., (South Tahoe
 Redev. Project Area No. 1):
 Series 1995B, 6.25% 2020                                                         1,000            1,033
 Bond Anticipation Notes:
 Series 1999A, 7.30% 2007                                                         5,500            5,748
 Series 1999B, 7.30% 2007                                                         1,000            1,045
Community Facs. Dist. No. 88-12 of the City of Temecula                             940              965
 (Ynez Corridor), Special Tax Ref. Bonds, 1998 Series A,
 5.35% 2009


Colorado  -  5.25%
Housing and Fin. Auth., Single Family Program Senior
 Bonds, AMT:
 1995 Series A, 8.00% 2025                                                          495              529
 1995 Series B, 7.90% 2025                                                          370              396
 1997 Series B-2, 7.00% 2026                                                        740              781
City and County of Denver, Airport System Rev. Bonds,                               885              936
 Series 1992C, AMT, 6.75% 2013
Eaglebend Affordable Housing Corp., Multi-family Housing
 Project Rev. Ref. Bonds:
 Series 1997A:
  6.20% 2012                                                                      1,000            1,006
  6.45% 2021                                                                      2,000            1,978
 EagleBend Dowd Affordable Housing Corp., Multi-family
 Housing Project Rev. Bonds:
 Series 1998A:
  6.53% 2024                                                                      1,665            1,642
  6.53% 2029                                                                      1,320            1,292
  6.63% 2039                                                                      2,950            2,872
Eagle County, Bachelor Gulch Metropolitan Dist.,                                  3,500            3,664
 Limited Tax G.O. Bonds, Series 1999, 6.70% 2019
E-470 Public Highway Auth. Senior Rev. Bonds,                                     7,500              667
 Series 2000B (Capital Appreciation Bonds), 0% 2034
Lincoln Park Metropolitan Dist. (Douglas County),                                 3,000            3,029
 G.O. Limited Tax Ref. and Improvement Bond,
 Series 2001,   7.75% 2026
Northwest Parkway Public Highway Auth., Rev. Bonds,                               4,500            4,535
 Series 2001D, 7.125% 2041
Rampart Range Metropolitan Dist. No. 1 (City of Lone                              7,660            7,554
 Tree), Rev. Bonds (Rampart Range Metropolitan Dist.
 No. 2 Project), Series 2001, 7.75% 2026
Vista Ridge Metropolitan Dist. (Weld County),                                     4,110            4,133
 Limited Tax G.O. Bonds, Series 2001, 7.50% 2031


Connecticut  -  2.59%
Dev. Auth., Pollution Control Rev. Ref. Bonds (The
 Connecticut Light and Power Co. Project):
 Series 1993A, 5.85% 2028                                                         1,375            1,390
 Series 1993B, AMT, 5.95% 2028                                                    1,500            1,507
Health and Educational Fac. Auth., Rev. Bonds,                                    1,000            1,031
 University of Hartford Issue, Series D, 6.75% 2012
Mashantucket (Western) Pequot Tribe,
 Special Rev. Bonds:  /1/
 1996 Series A:
  6.375% 2004 (Escrowed to Maturity)                                                500              547
  6.40% 2011 (Preref. 2007)                                                       3,470            4,004
  6.40% 2011                                                                      3,025            3,264
  5.50% 2028                                                                      1,500            1,437
 1997 Series B:
  5.60% 2009                                                                      1,000            1,055
  5.75% 2018                                                                      3,000            3,017


Delaware  -  0.15%
Econ. Dev. Auth., First Mortgage Rev. Bonds (Peninsula
 United Methodist Homes, Inc. Issue), Series 1997A:
 6.00% 2008                                                                         500              510
 6.10% 2010                                                                         500              507


District of Columbia  -  0.90%
Hospital Rev. Ref. Bonds (Washington Hospital Center                              1,200            1,261
 Issue), Series 1992A, 7.00%  2005 (Preref. 2002)
MedStar Health, Inc. Issue, Multimodal Rev. Bonds
 (Georgetown University Hospital and Washington
 Hospital Center Projects):
 Series 2001B, 6.625% 2031 (Put 2005)                                             1,000            1,045
 Series 2001C, 6.80% 2031 (Put 2006)                                              1,500            1,582
 Series 2001D, 6.875% 2031 (Put 2007)                                             2,000            2,124


Florida  -  11.74%
Arbor Greene Community Dev. Dist. (City of Tampa,                                   800              817
 Hillsborough County), Special Assessment Rev. Bonds,
 Series 2000, 6.50% 2007
Championsgate Community Dev. Dist., Capital Improvement                           2,850            2,661
 Rev. Bonds, Series 1998A, 6.25% 2020
The Crossings at Fleming Island Community Dev.
 Dist. (Clay County):
 Special Assessment Bonds, Series 1995, 8.25%                                     4,500            5,268
 2016 (Preref. 2005)
 Special Assessment Ref. Bonds, Series 2000C, 7.10% 2030                          5,000            5,252
The City of Daytona Beach, Capital Improvement Rev.                               7,875            7,900
 Bond Anticipation Notes (Ocean Walk Project),
 Series A, 6.875% 2004
Fleming Island Plantation Community Dev. Dist.                                    1,000            1,068
 (Clay County), Series 2000B, 7.375% 2031
The Groves Community Dev. Dist. (Pasco County),                                   3,585            3,624
 Special Assessment Rev. Bonds, Series 2000B, 7.625% 2008
Harbor Bay Community Dev. Dist. (Hillsborough County),                            4,000            3,986
 Capital Improvement Rev. Bond, Series 2001B, 6.35% 2010
Heritage Isles Community Dev. Dist. (Hillsborough                                 2,210            2,212
 County), Special Assessment Rev. Bonds, Series 1998A,
 5.75% 2005
Heritage Palms Community Dev. Dist. (Fort Myers),
 Capital Improvement Rev. Bonds:
 Series 1998, 5.40% 2003                                                          1,195            1,190
 Series 1999, 6.25% 2004                                                          1,485            1,499
Heritage Pines Community Dev. Dist. (Pasco County),                                 850              840
 Capital Improvement Rev. Bonds, Series 1998B, 5.50% 2005
Heritage Springs Community Dev. Dist. (Pasco County),                               555              559
 Capital Improvement Rev. Bonds, Series 1999B, 6.25% 2005
Lake Ashton Community Dev. Dist. (City of Lake Wales,
 Polk County), Capital Improvement Rev. Bonds:
 Series 2001A, 7.40% 2032                                                         1,000            1,014
 Series 2001B, 6.40% 2011                                                         1,000            1,007
Lake Powell Residential Golf Community Dev. Dist. (Bay                            7,000            7,083
 County), Special Assessment Rev. Bonds, Series 2000B,
 7.00% 2010
Lee County Industrial Dev. Auth., Healthcare Facs.
 Rev. Bonds:
 Series 1997A (Cypress Cove at Healthpark Florida,                                2,500            2,255
 Inc. Project), 6.25% 2017
 Series 1999A (Shell Point/Alliance Obligated Group,
 Shell Point Village Project):
  5.25% 2007                                                                      1,000              992
  5.50% 2009                                                                      1,000              988
  5.75% 2011                                                                        500              496
  5.75% 2013                                                                      1,410            1,379
  5.75% 2015                                                                        500              480
  5.50% 2021                                                                      3,800            3,302
Marshall Creek Community Dev. Dist., Special Assessment                           3,020            3,155
 Bonds, Series 2000A, 7.65% 2032
Meadow Pointe II, Community Dev. Dist. (Pasco County),                            3,485            3,489
 Capital Improvement Rev. Bonds, Series 1998B, 5.50% 2005
Northern Palm Beach County Improvement Dist.,
 Water Control and Improvement Bonds:
 Unit of Dev. No. 9A, Series 1996A:
  6.80% 2006                                                                        790              850
  7.30% 2027                                                                      1,500            1,607
 Unit of Dev. No. 9B, Series 1999, 5.85% 2013                                     1,000            1,018
North Springs Improvement Dist. Special Assessment Bonds,
 Parkland Isles Project:
 Series 1997A, 7.00% 2019                                                         1,000            1,052
 Series 1997B, 6.25% 2005                                                           630              635
Ocean Highway and Port Auth., Solid Waste/Pollution                               1,305            1,281
 Control Rev. Ref. Bonds, Series 1996 (Jefferson Smurfit
 Corp. (U.S.) Project), 6.50% 2006
City of Orlando, Special Assessment Rev. Bonds (Conroy                            4,250            3,987
 Road Interchange Project), Series 1998A, 5.80% 2026
River Ridge Community Dev. Dist. (Lee County), Capital                            2,305            2,317
 Improvement Rev. Bonds, Series 1998, 5.75% 2008
Stoneybrook West Community Dev. Dist. (City of Winter                             1,375            1,403
 Garden, Orange County), Special Assessment Rev. Bonds,
 Series 2000B, 6.45% 2010
Waterlefe Community Dev. Dist. (Manatee County),                                  1,600            1,607
 Capital Improvement Rev. Bonds, Series 2001B, 6.25% 2010


Idaho  -  1.20%
Housing and Fin. Association, AMT:
 Single Family Mortgage:
  1998 Series B-2, 5.20% 2011                                                       810              832
  1999 Series B-2, 5.00% 2013                                                       930              906
  1999 Series D-3, 5.15% 2013                                                       965              945
  1999 Series G-2, 5.75% 2014                                                       480              504
  2001 Series B-III, 5.75% 2020                                                   2,760            2,815
 Single Family Mortgage Subordinate Bonds:
  1997 Series H-2, 5.40% 2010                                                     1,195            1,229
  1997 Series I-2, 5.55% 2010                                                       760              788


Illinois  -  6.36%
Dev. Fin. Auth., Solid Waste Disposal Rev. Bonds (Waste                           3,035            2,891
 Management, Inc. Project), Series 1997, AMT, 5.05% 2010
Health Facs. Auth., Rev. Ref. Bonds:
 Advocate Health Care Network, Series 1997A:
  5.70% 2011                                                                        500              534
  5.80% 2016                                                                      2,000            2,076
 Alexian Brothers Health System, Series 1999, FSA                                 1,000              977
 Insured, 5.125% 2028
 Centegra Health System, Series 1998:
  5.50% 2008                                                                      1,000            1,036
  5.25% 2014                                                                      1,500            1,463
 Edward Hospital Project, Series 1993A, 6.00% 2019                                1,000            1,016
  Obligated Group, Series 2001A, FSA Insured, 5.50% 2017                          1,500            1,563
 Fairview Obligated Group Project:
  1992 Series A, 9.50% 2022 (Preref. 2002)                                        2,715            2,946
  1995 Series A:
   6.25% 2003                                                                     1,245            1,271
   7.40% 2023                                                                     3,130            3,125
 Friendship Village of Schaumburg, Series 1997A,                                  1,500            1,248
 5.25% 2018
 Lutheran Senior Ministries Obligated Group - Lutheran                            3,000            2,950
 Hillside Village Project, Series 2001A, 7.375% 2031
 OSF Healthcare System, Series 1999, 6.25% 2019                                   1,500            1,576
City of Chicago:
 G.O. Bonds (Emergency Telephone System),                                         1,000            1,043
 Ref. Series 1999, FGIC Insured, 5.25% 2020
 Chicago O'Hare International Airport, Special Facs.                              9,375            8,582
 Rev. Ref. Bonds (United Air Lines, Inc. Project),
 Series 1999B, AMT, 5.20% 2011
 School Reform Board of Trustees of the Board of                                  1,000              995
 Education of the City of Chicago, Unlimited Tax G.O.
 Bonds (Dedicated Tax Rev.), Series 1997A, AMBAC Insured,
 5.25% 2030
Village of Montgomery, Kane and Kendall Counties,                                 4,000            4,053
 Special Assessment Improvement Bonds, Series 2001
 (Lakewood Creek Project), 7.75% 2030
Village of Robbins, Cook County, Resource Recovery
 Rev. Bonds (Robbins Resource Recovery Partners,
 L.P. Project), AMT:
 Series 1999A, 8.375% 2016 /2/                                                    3,950              296
 Series 1999B, 8.375% 2016 /2/                                                    1,545              116
 Series 1999C, 7.25% 2009                                                           569              435
 Series 1999C, 7.25% 2024                                                         2,650            1,736
 Series 1999D, 0% 2009                                                            1,230              479


Indiana  -  0.94%
Dev. Fin. Auth. Rev. Ref. Bonds, Exempt Fac.-Inland                               1,000              541
 Steel, 5.75% 2011
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity                             2,805            2,841
 Obligated Group), Series 1999D, 5.25% 2016
City of East Chicago, Pollution Control Rev. Ref. Bonds,                          2,000            1,283
 Inland Steel Co. Project No. 11, Series 1994, 7.125% 2007
The Indianapolis Local Public Improvement Bond Bank,                              4,500            1,577
 Series 1999 E Capital Appreciation Bonds,
 AMBAC Insured, 0% 2021


Iowa  -  0.32%
Fin. Auth., Ref. Rev. Bonds (Trinity Health Credit                                2,000            2,162
 Group), Series 2000B, AMBAC Insured, 6.00% 2027


Kentucky  -  1.90%
Econ. Dev. Fin. Auth.:
 Health System Rev. Bonds (Norton Healthcare, Inc.),
 Series 2000, MBIA Insured:
  6.50% 2020                                                                      2,000            2,074
  6.625% 2028                                                                     1,000            1,041
 Hospital System Ref. and Improvement Rev. Bonds,
 Series 1997 (Appalachian Regional Healthcare,
 Inc. Project):
  5.60% 2008                                                                      1,000              887
  5.80% 2012                                                                      1,000              831
  5.85% 2017                                                                      7,000            5,472
City of Ashland, Sewage and Solid Waste Rev. Bonds,                               2,200            2,335
 Series 1995 (Ashland Inc. Project), AMT, 7.125% 2022


Louisiana  -  1.61%
Health Education Auth., Rev. Bonds (Lambeth
 House Project):
 Series 1996, 9.00%  2026 (Prefef. 2006)                                          1,850            2,342
 Series 1998A, 6.20% 2028                                                         5,000            4,267
Parish of West Feliciana, Pollution Control Rev.
 Ref. Bonds:
 (Entergy Gulf States, Inc. Project), Series 1999A,                               2,500            2,561
  5.65% 2028 (Put 2004)
 (Gulf States Utilities Co. Project), Series 1984-II,                             1,500            1,557
  7.70% 2014


Maine  -  0.45%
Health and Higher Educational Facs. Auth., Rev. Bonds,
 Piper Shores Issue, Series 1999A:
 7.50% 2019                                                                       1,000            1,007
 7.55% 2029                                                                       2,000            2,010


Maryland  -  1.17%
Anne Arundel County, Special Obligation Bonds (Arundel                            1,000            1,075
 Mills Project), Series 1999, 7.10% 2029
Frederick County, Special Obligation Bonds (Urbana                                3,000            3,022
 Community Dev. Auth.), Series 1998, 6.625% 2025
Housing Opportunities Commission of Montgomery County,
 Multi-family Rev. Bonds  (Strathmore Court at White
 Flint), 1994 Issue A-2:
 7.50% 2024                                                                       1,000            1,048
 7.50% 2027                                                                         950              995
Housing Auth. of Prince George's County, Mortgage                                 1,000            1,027
 Rev. Bonds, Series 1997A (GNMA Collateralized - Langley
 Gardens Apartments Project), 5.75% 2029
Prince George's County (Dimensions Health Corp. Issue),                           1,250              630
 Project and Ref. Rev. Bonds, Series 1994, 5.375% 2014


Massachusetts  -  2.48%
Dev. Fin. Agcy., Resource Recovery Rev. Bonds (Waste                              1,000            1,095
 Management, Inc. Project), Series 1999B, AMT,
 6.90% 2029 (Put 2009)
Health and Educational Facs. Auth., Rev. Bonds,                                   1,000            1,083
 Partners HealthCare System Issue, Series C, 6.00% 2015
Industrial Fin. Agcy.:
 Resource Recovery Rev. Ref. Bonds (Ogden Haverhill
 Project), Series 1998A, AMT:
  5.20% 2008                                                                      1,300            1,320
  5.30% 2009                                                                      6,300            6,356
 Rev. Bonds, Edgewood Retirement Community Project,                               5,400            6,677
 Series 1995A, 9.00% 2025 (Preref. 2005)


Michigan  -  7.10%
Hospital Fin. Auth., Hospital Rev. and Ref. Bonds:
 The Detroit Medical Center Obligated Group, Series 1998A:
  5.125% 2018                                                                     2,550            2,150
  5.25% 2028                                                                      1,500            1,186
 Genesys Health System Obligated Group, Series 1995A:
  8.00% 2005 (Escrowed to Maturity)                                               2,000            2,351
  8.10% 2013 (Preref. 2005)                                                       1,100            1,316
  7.50% 2027 (Preref. 2005)                                                       2,265            2,619
 Hackley Hospital Obligated Group, Series 1998A,                                  1,000              948
 5.30% 2013
 Henry Ford Health System, Series 1995A, 5.25% 2025                               2,000            1,940
 Pontiac Osteopathic, Series 1994A:
  5.375% 2006                                                                     2,550            2,427
  6.00% 2014                                                                      2,500            2,254
  6.00% 2024                                                                      1,000              837
 Sinai Hospital of Greater Detroit, Series 1995:
  6.00% 2008                                                                      1,000              994
  6.625% 2016                                                                       500              504
Housing Dev. Auth., Single-Family Mortgage Rev. Bonds,                            2,110            2,129
 2001 Series A, AMT, MBIA Insured, 5.30% 2016
Municipal Bond Auth., Public School Academy Facs.
 Program Rev. Bonds (Detroit Academy of Arts and
 Sciences Project), Series 2001A:
 7.90% 2021                                                                       3,400            3,438
 8.00% 2031                                                                       2,300            2,326
Strategic Fund Limited Obligation Rev. Bonds (United                              4,250            4,128
 Waste Systems, Inc. Project), Series 1995, 5.20% 2010
City of Detroit Limited Tax G.O. Bonds, Series 1995 A,                            1,145            1,240
 6.40% 2005
City of Flint, Hospital Building Auth. (Hurley
 Medical Center):
 Rev. Ref. Bonds, Series 1998A:
  5.00% 2008                                                                      2,030            1,940
  5.25% 2016                                                                      3,035            2,674
 Rev. Rental Bonds, Series 1998B:
  5.375% 2018                                                                     1,000              858
  5.375% 2028                                                                     3,250            2,630
The Econ. Dev. Corp. of the County of Midland,                                    6,305            6,468
 Subordinate Pollution Control Limited Obligation Rev.
 Ref. Bonds (Midland Cogeneration Project), Series B,
 AMT, 6.875% 2009


Minnesota  -  1.66%
City of Minneapolis, G.O. Various Purpose Bonds,                                  1,100            1,109
 Series 2000, 5.00% 2001
Minneapolis-St. Paul Metropolitan Airports Commission,                            2,000            1,933
 Special Facs. Rev. Bonds (Northwest Airlines, Inc.
 Project), Series 2001A, AMT, 7.00% 2025
Port Auth. of the City of Saint Paul, Hotel Fac. Rev.                             8,000            8,033
 Bonds (Radisson Kellogg Project), Series 1999-2,
 7.375% 2029


Nebraska  -  0.58%
City of Kearney, Industrial Dev. Rev. Bonds (The Great
 Platte River Road Memorial Foundation Project),
 Series 1998:
 6.75% 2023                                                                       2,000            1,100
 6.75% 2028                                                                       5,000            2,747


Nevada  -  4.99%
Housing Division, Single Family Mortgage Bonds:
 1999 Series B-1, 4.95% 2012                                                        565              564
 1999 Series D-2, AMT, 5.90% 2013                                                 1,340            1,431
Clark County:
 Special Improvement Dist. No. 121 (Southern Highlands
 Area), Local Improvement Bonds, Series 1999:
  7.00% 2009                                                                      2,500            2,669
  7.50% 2019                                                                      9,040            9,624
 Special Improvement Dist. No. 132 (Summerlin South
 Area (Villages 15A and 18)), Local Improvement Bonds,
 Series 2001:
  6.40% 2014                                                                      1,255            1,264
  6.50% 2015                                                                      1,000            1,007
  6.875% 2021                                                                     2,550            2,590
City of Henderson:
 Health Fac. Rev. Bonds (Catholic Healthcare West),                               2,000            1,712
 1998 Series A, 5.375% 2026
 Local Improvement Dist.:
  No. T-4C (Green Valley Properties), Limited Obligation
 Ref. Bonds, 1999 Series A:
   5.75% 2013                                                                     1,705            1,669
   5.90% 2018                                                                     1,000              968
  No. T-10 (Seven Hills) Limited Obligation
 Improvement Bonds:
   6.90% 2006                                                                       955              984
   7.50% 2015                                                                     5,210            5,366
City of Las Vegas, Special Improvement Dist. No. 808
 (Summerlin Area), Local Improvement Bonds, Series 2001:
 6.40% 2015                                                                       1,395            1,405
 6.75% 2021                                                                       2,000            2,031


New Hampshire  -  0.40%
Business Fin. Auth., 6% Pollution Control Ref. Rev.                               2,000            2,003
 Bonds (Public Service Co. of New Hampshire Project -
 1992 Tax-Exempt Series D), AMT, 6.00% 2021
Housing Fin. Auth., Single Family Mortgage Acquisition                              650              682
 Rev. Bonds, 1997 Series D, AMT, 5.60% 2012


New Jersey  -  4.19%
Econ. Dev. Auth.:
 Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation                            4,750            4,897
 Improvement Dist. Project (City of Elizabeth),
 Series 1998A, 6.375% 2031
 First Mortgage Rev. Fixed-Rate Bonds (Fellowship                                 2,000            2,398
 Village Project), Series 1995A, 9.25% 2025 (Preref. 2005)
 First Mortgage Rev. Ref. Bonds (Fellowship Village
 Project):
  Series 1998A:
   5.10% 2008                                                                     1,250            1,217
   5.20% 2009                                                                     1,000              967
   5.30% 2010                                                                     1,000              963
    Tax-Exempt Term Bonds:
     5.50% 2018                                                                   1,000              914
     5.50% 2025                                                                   1,000              883
 First Mortgage Rev. Bonds (Fellowship Village Project):
 Series 1998C:
  5.50% 2018                                                                      1,000              909
  5.50% 2028                                                                      1,500            1,312
 Retirement Community Rev. Bonds (Seabrook Village,                               9,000            9,224
 Inc. Fac.), Series 2000 A, 8.25% 2030
 Winchester Gardens at Ward Homestead Project,
 Series 1996A:
   8.50% 2016                                                                     1,000            1,070
   8.625% 2025                                                                    3,000            3,211


New Mexico  -  1.18%
Dona Ana County, Improvement Dist. Bonds, (Santa Teresa
 Improvement Dist.):
 Airport Road Business Center, Phase III,                                         2,215            2,240
 Series 2001A 8.375% 2021
 Border Industrial Park, Phase I & II,                                            5,560            5,620
 Series 2001B 8.875% 2021


New York  -  4.47%
Dormitory Auth.:
 Cert. of Part., on behalf of the City University of                              1,475            1,631
 New York, as Lessee (John Jay College of Criminal
 Justice Project Ref.), 6.00% 2006
 Mental Health Services Fac. Improvement Rev. Bonds,                              1,930            2,032
 Series 1998C, 5.00% 2010
Housing Fin. Agcy.:
 Health Facs. Rev. Bonds (New York City),                                         1,000            1,098
 1996 Series A Ref., 6.00% 2006
 Service Contract Obligation Rev. Ref. Bonds,                                       800              851
 1997 Series C, 5.10% 2009
City of New York:
 G.O. Bonds, Fiscal 2001 Series F:
  5.00% 2008                                                                      2,000            2,118
  5.00% 2009                                                                      2,510            2,655
 Industrial Dev. Agcy., AMT:
  Industrial Dev. Rev. Bonds (Brooklyn Navy Yard                                  2,000            2,092
 Cogeneration Partners, L.P. Project), Series 1997,
 6.20% 2022
  Solid Waste Disposal Rev. Bonds (1995 Visy Paper (NY),                          2,300            2,353
 Inc. Project), 7.55% 2005
Onondaga County Industrial Dev. Agcy., Solid Waste
 Disposal Fac. Rev. Ref. Bonds (Solvay Paperboard
 LLC Project), Series 1998, AMT:
 6.80% 2014                                                                       1,500            1,530
 7.00% 2030                                                                       5,500            5,596
Port Auth. of New York and New Jersey, Special Project
 Bonds, Series 4, AMT, KIAC Partners Project:
 7.00% 2007                                                                       1,500            1,589
 6.75% 2011                                                                       4,000            4,266
Suffolk County Industrial Dev. Agcy., Continuing                                  2,000            2,009
Care Retirement Community Rev. Bonds (Peconic Landing at
 Southhold, Inc. Project), Series 2000, 8.00% 2030


North Carolina  -  2.45%
Eastern Municipal Power Agcy., Power System Rev. Bonds:
 Ref. Series 1993B:
  7.25% 2007                                                                      1,500            1,686
  7.00% 2008                                                                      1,000            1,124
  6.125% 2009                                                                     3,950            4,260
  6.00% 2022                                                                      1,000            1,032
  6.00% 2026                                                                      1,000            1,029
 Ref. Series 1999A, 5.20% 2010                                                    2,000            2,042
 Ref. Series 1999B:
  5.55% 2014                                                                      1,000            1,017
  5.70% 2017                                                                      2,000            2,018
 Series 1999 D, 6.75% 2026                                                        1,000            1,076
Municipal Power Agcy. Number 1, Catawba Electric Rev.                             1,000            1,064
 Bonds, Series 1999B, 6.50% 2020


North Dakota  -  0.13%
Housing Fin. Agcy., Rev. Bonds, 1998 Series A, AMT,                                 910              900
 5.25% 2018


Ohio  -  1.58%
The Student Loan Funding Corp., Cincinnati, Student Loan                            145              146
 Rev. Ref. Bonds, Series 1991A, AMT, 7.20% 2003
Water Dev. Auth., Solid Waste Disposal Rev. Bonds (Bay                            4,000            3,447
 Shore Power Project), Series 1998 A, AMT, 5.875% 2020
City of Cleveland, Airport Special Rev. Bonds
 (Continental Airlines, Inc. Project):
 Series 1998, 5.375% 2027                                                         1,000              801
 Series 1999, AMT, 5.70% 2019                                                     1,500            1,314
County of Montgomery, Hospital Facs. Rev. Bonds
 (Kettering Medical Center Network Obligated Group),
 Series 1999:
 6.75% 2018                                                                       1,000            1,036
 6.75% 2022                                                                       1,000            1,018
County of Richland, Hospital Fac. Rev. Improvement Bonds
 (MedCentral Health System Obligated Group), Series 2000B:
 6.375% 2022                                                                      1,000            1,054
 6.375% 2030                                                                      1,750            1,737


Oklahoma  -  1.46%
Langston Econ. Dev. Auth., Student Housing Rev. Bonds
 (Langston Community Dev. Corp. Project), Series 2000A:
 7.40% 2017                                                                       2,710            2,679
 7.75% 2030                                                                       6,050            6,061
Trustees of the Tulsa Municipal Airport Trust,                                    1,000            1,006
 Rev. Bonds, Ref. Series 2001B, AMT, 5.65% 2035 (Put 2008)


Oregon  -  1.77%
City of Klamath Falls (Klamath Cogeneration Project),
 Series 1999:
 5.75% 2013                                                                       2,000            1,945
 5.875% 2016                                                                      4,500            4,337
 6.00% 2025                                                                       5,750            5,520


Pennsylvania  -  3.40%
Health Care Fac. Rev. Bonds (Redstone Presbyterian                                4,000            4,129
 SeniorCare Obligated Group), Fixed Rate Rev. Bonds,
 Series 2000B, 8.125% 2030
Housing Fin. Agcy., Rev. Bonds, Single Housing Family                             1,400            1,448
 Mortgage, Series 1997-58A, AMT, 5.85% 2017
Allegheny County Hospital Dev. Auth., Health System                               2,000            2,074
 Rev. Bonds (West Penn Allegheny Health System),
 Series 2000B, 9.25% 2030
Lehigh County, General Purpose Auth. Rev. Bonds                                   1,000            1,072
 (KidsPeace Obligated Group), ACA Insured, 5.70% 2009
Hospitals and Higher Education Facs.
Auth. of Philadelphia:
 Frankford Hospital, Series A, 6.00% 2014 (Escrowed                                 500              532
 to Maturity)
 Hospital Rev. Bonds (Temple University Hospital),                                1,000              981
 Series of 1997, 5.70% 2009
Philadelphia Auth. for Industrial Dev., Rev. Bonds
 (Cathedral Village Project), Series of 1998:
 5.30% 2007                                                                       1,145            1,128
 5.50% 2010                                                                       1,000              962
Scranton-Lackawanna Health and Welfare Auth., City of
 Scranton, Lackawanna County, Hospital Rev. Bonds
 (Moses Taylor Hospital Project), Series 1997:
 5.75% 2006                                                                       1,585            1,519
 5.80% 2007                                                                       1,680            1,594
 5.90% 2008                                                                       1,730            1,635
 6.00% 2009                                                                         940              886
 6.10% 2011                                                                       2,005            1,871
 6.20% 2017                                                                       1,000              893
Westmoreland County Industrial Dev. Auth., Variable                               2,000            1,954
 Rate Rev. Bonds (Nat'l Waste and Energy Corp.; Valley
 Landfill Expansion Project), Series 1993, AMT,
 5.10% 2018


Rhode Island  -  0.31%
Housing and Mortgage Fin. Corp., Homeownership                                    2,000            2,041
 Opportunity Bonds, Series 9-B-1, AMT, 5.55% 2013


South Carolina  -  1.86%
Tobacco Settlement Rev. Management Auth., Tobacco                                 2,500            2,569
 Settlement Asset-Backed Bonds, Series 2001B, 6.00% 2022
Piedmont Municipal Power Agcy., Electric Rev. Bonds,                              8,000            7,393
 1999A Ref. Series, 5.25% 2015
York County, Pollution Control Facs. Rev. Bonds                                   2,300            2,458
 (Bowater Inc. Project), Series 1990, AMT, 7.625% 2006


Tennessee  -  0.38%
Health and Educational Facs. Board of the Metropolitan                            1,160              955
 Government of Nashville and Davidson County, Rev. Ref.
 Bonds, Series 1998, 5.65% 2024
Memphis-Shelby County Airport Auth., Special Facs. Rev.                           1,500            1,548
 Bonds (Federal Express Corp.), Series 1984, 7.875% 2009


Texas  -  5.07%
Alliance Airport Auth., Inc., Special Facs. Rev. Bonds                            1,500            1,659
 (American Airlines, Inc. Project), Series 1990, AMT,
 7.00% 2011
Bell County Health Facs. Dev. Corp., Retirement Fac.                              1,000              920
 Rev. Bonds (Buckner Retirement Services, Inc. Obligated
 Group Project), Series 1998, 5.25% 2028
Brazos River Auth., Collateralized Pollution Control                              2,000            2,022
 Rev. Ref. Bonds (Texas Utilities Electric Co. Project),
 Series 1995B, AMT, 5.05% 2030 (Put 2006)
Industrial Dev. Corp. of Port of Corpus Christi, Rev.
 Ref. Bonds (Valero Refining and Marketing Co. Project):
 Series 1997D, AMT, 5.125% 2009                                                   5,250            5,178
 Series C, 5.40% 2018                                                             1,000              957
Donna Independent School Dist. (Hidalgo County),                                  1,000            1,015
 Unlimited Tax School Building Bonds, Series 1998,
 5.20% 2018
Fort Worth International Airport Fac. Improvement Corp.,                          3,000            3,126
 American Airlines, Inc., Rev. Ref. Bonds, Series 2000C,
 AMT, American Airlines Insured, 6.15% 2029
Harris County Health Facs. Dev. Corp.:
 Hospital Rev. Bonds (Memorial Hermann Healthcare                                 4,100            4,319
 System), Series 2001A, 6.375% 2029
 Rev. Bonds (St. Luke's Episcopal Hospital), Series 2001A:
 5.625% 2014                                                                      1,500            1,575
 5.50% 2020                                                                       2,850            2,868
Hidalgo County Health Services Corp., Hospital Rev.
 Bonds, (Mission Hospital, Inc. Project), Series 1996:
 7.00% 2008                                                                       2,365            2,425
 6.75% 2016                                                                       1,000              955
Matagorda County, Navigation Dist. Number One, Rev. Ref.                          2,500            2,443
 Bonds (Houston Lighting & Power Co. Project),
 Series 1997, AMT, AMBAC Insured, 5.125% 2028
Tomball Hospital Auth., Rev. Ref. Bonds, Series 1993,                             4,740            4,353
 6.125% 2023


Utah  -  0.72%
Housing Fin. Agcy., Single Family Mortgage Bonds, AMT:
 1997 Series G-2, Class III, 5.60% 2010                                             805              837
 1998 Series G-2, Class III, 4.90% 2012                                             865              877
 1999 Series B-2, Class III, 5.10% 2012                                             990            1,010
 1999 Series C-3, Class III, 5.60% 2013                                           1,310            1,362
 Federally Insured or Guaranteed Mortgage Loans,                                    695              725
 1999 Issue D, AMT, 5.60% 2013


Virginia  -  2.28%
Dulles Town Center Community Dev. Auth. (Loudoun County),                         4,000            3,963
 Special Assessment Bonds (Dulles Town Center Project),
 Series 1998, 6.25% 2026
Fairfax County Econ. Dev. Auth., Retirement Community
 Rev. Bonds (Greenspring Village, Inc. Fac.),
 Series 1999 A:
 6.75% 2012                                                                       1,500            1,573
 7.50% 2029                                                                       4,000            4,190
Gateway Community Dev. Auth. (Prince William County),                             2,000            1,969
 Special Assessment Bonds, Series 1999, 6.25% 2026
Industrial Dev. Auth. of the County of Henrico, Solid                               500              477
 Waste Disposal Rev. Bonds (Browning-Ferris Industries
 of South Atlantic, Inc. Project), Series 1995, AMT,
 5.30% 2011 (Put 2005)
Heritage Hunt Commercial Community Dev. Auth. (Prince                             1,000            1,044
 William County), Special Assessment Bonds, Series 1999B,
 7.00% 2029
Pocahontas Parkway Association, Route 895 Connector Toll
 Road Rev. Bonds, Series 1998A:
 5.25% 2008                                                                       1,100            1,065
 5.00% 2011                                                                       1,000              925


Wisconsin  -  1.40%
Housing and Econ. Dev. Auth., Housing Rev. Bonds,                                 1,000            1,016
 1993 Series B, AMT, 5.30% 2006
City of Oconto Falls, Community Dev. Auth., Dev. Rev.
 Bonds (Oconto Falls Tissue, Inc. Project),
 Series 1997, AMT:
 7.75% 2022                                                                       8,800            7,463
 8.125% 2022 /1/                                                                    990              869



                                                                                                 628,193



                                                                                    Principal    Market
                                                                                       Amount     Value
                                                                                        (000)     (000)

Short-Term Securities - 5.69%
City and County of Denver, G.O. Various Purpose Bonds,                            1,000            1,000
 Series 1999B, 4.75% 2001
Gulf Coast Waste Disposal Auth., Texas, Environmental
 Facs. Rev. Bonds (ExxonMobil Project), AMT:
 Series 2001A, 2.85% 2030 /3/                                                     1,000            1,000
 Series 2001B, 2.85% 2025 /3/                                                     3,900            3,900
Hampton, Virginia,  Redev. and Housing Auth.,                                       200              200
 Multifamily Housing Rev. Bonds, 1996 Series (Avalon
 Pointe Project), AMT, 2.70% 2026 /3/
City of Houston, Texas, Tax and Rev. Anticipation Notes,                          3,500            3,528
 Series 2001, 3.50% 2002
State of Kentucky, Asset/Liability Commission, General                            5,000            5,061
 Fund Tax and Rev. Anticipation Notes, 2001 Series A,
 4.00% 2002
Lincoln County, Wyoming, Pollution Control Rev. Bonds                             2,100            2,100
 (Exxon Project), Series 1984A, 2.70%  2014 /3/
County of Los Angeles, 2001-2002 Tax and Rev.                                     4,500            4,546
 Anticipation Notes, Series A, 3.75% 2002
Madison County, Illinois, Environmental Improvement Rev.                          2,400            2,400
 Bonds (Shell Wood River Refining Co. Project),
 Series 1997, AMT, 2.85% 2032 /3/
Maryland Health and Higher Educational Facs. Auth.,                               3,600            3,600
 Pooled Loan Program Rev. Bonds, Series D, 2.60% 2029 /3/
The Commonwealth of Massachusetts, G.O. Bond                                      3,000            3,002
 Anticipation Notes, 2000 Series A, 5.00% 2001
State of New Mexico, 2001-2002 Tax and Rev.                                       3,000            3,037
 Anticipation Notes, Series 2001, 4.00% 2002
North Carolina Medical Care Commission Variable Rate                              1,800            1,800
 Hospital Rev. Bonds (Pooled Fncg. Project),
 Series 1996A, 2.75% 2016 /3/
State of Texas, Tax and Rev. Anticipation Notes,                                  1,800            1,801
 Series 2000, 5.25% 2001
State of Wyoming, General Fund Tax and Rev.                                       1,000            1,008
 Anticipation Notes, Series 2001A, 3.50% 2002
                                                                                                  37,983


TOTAL INVESTMENT SECURITIES: (cost: $657,717,000)                                                666,176
Excess of cash and receivables over payables                                                         787

NET ASSETS                                                                                      $666,963

/1/ Purchased in a private placement transaction;
 resale may be limited to qualified
     institutional buyers; resale to the public may require registration.
/2/ Company not making interest payments;
    bankruptcy proceedings pending.
/3/ Coupon rate changes periodically; the
    date of the next scheduled coupon rate change is considered to be the maturity date.

See Notes to Financial Statements

Key to Abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue


FINANCIAL STATEMENTS

Statements of assets and liabilities
at July 31, 2001                                                       (dollars in      thousands)

Assets:
Investment securities at market
 (cost: $657,717)                                                                         $666,176
Cash                                                                                         1,023
Receivables for -
 Sales of investments                                                       $1,000
 Sales of fund's shares                                                      2,037
 Interest                                                                   10,690          13,727
                                                                                           680,926

Liabilities:
Payables for -
 Purchases of investments                                                   11,190
 Repurchases of fund's shares                                                  880
 Dividends on fund's shares                                                  1,305
 Management services                                                           223
 Other expenses                                                                365          13,963
Net assets at July 31, 2001                                                               $666,963

 Total authorized capital stock -
   200,000,000 shares, $.001 par value
 Class A shares:
  Net assets                                                                              $650,411
  Shares outstanding                                                                    42,374,830
  Net asset value per share                                                                 $15.35
 Class B shares:
  Net assets                                                                               $10,894
  Shares outstanding                                                                       709,720
  Net asset value per share                                                                 $15.35
 Class C shares:
  Net assets                                                                                $4,176
  Shares outstanding                                                                       272,030
  Net asset value per share                                                                 $15.35
 Class F shares:
  Net assets                                                                                $1,482
  Shares outstanding                                                                        96,560
  Net asset value per share                                                                 $15.35




Statement of operations
for the year ended July 31, 2001                                       (dollars in      thousands)
Investment income:
Income:
 Interest                                                                                  $37,807

Expenses:
 Management services fee                                                     2,451
 Distribution expenses - Class A                                             1,780
 Distribution expenses - Class B                                                56
 Distribution expenses - Class C                                                 7
 Distribution expenses - Class F                                                 1
 Transfer agent fee - Class A                                                  165
 Transfer agent fee - Class B                                                    2
 Administrative services fees - Class C                                          2
 Administrative services fees - Class F                                          1
 Reports to shareholders                                                        28
 Registration statement and prospectus                                         158
 Postage, stationery and supplies                                               31
 Directors' fees                                                                22
 Auditing and legal fees                                                        42
 Custodian fee                                                                  12
 Taxes other than federal income tax                                            11
 Other expenses                                                                 94           4,863
Net investment income                                                                       32,944

Realized loss and unrealized
 appreciation on investments:
Net realized loss                                                                              (36)
  Net unrealized appreciation                                                               19,734
 Net realized loss and
  unrealized appreciation
  on investments                                                                            19,698
Net increase in net assets resulting
 from operations                                                                           $52,642


Statements of changes in net assets                                    (dollars in      thousands)


                                                                        Year ended        July 31,
                                                                               2001            2000
Operations:
Net investment income                                                      $32,944         $30,190
Net realized loss on investments                                               (36)         (6,554)
Net unrealized appreciation (depreciation)
 on investments                                                             19,734         (14,814)
 Net increase in net assets
  resulting from operations                                                 52,642           8,822
Dividends and distributions paid to
 shareholders:
Dividends from net investment income:
 Class A                                                                   (32,744)        (30,284)
 Class B                                                                      (270)            (18)
 Class C                                                                       (33)              -
 Class F                                                                       (15)              -
Distributions from net realized gain on investments:
 Class A                                                                         -          (1,028)
  Total dividends and distributions                                        (33,062)        (31,330)

Capital share transactions:
Proceeds from shares sold                                                  215,865         180,415
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments                          20,280          20,208
Cost of shares repurchased                                                (140,379)       (190,669)
 Net increase in net assets resulting
  from capital share transactions                                           95,766           9,954
Total increase (decrease) in net assets                                    115,346         (12,554)

Net assets:
Beginning of year                                                          551,617         564,171
End of year (including
 undistributed net investment
 income: $64 and $68,
 respectively)                                                            $666,963        $551,617


See Notes to Financial Statements


Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American High-Income Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 3.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.
On August 1, 2001, the fund will begin amortizing discount daily over the expected life of fixed-income securities to conform with a recent change in generally accepted accounting principles for mutual funds. Adopting this change will not impact the fund's net asset value and will result in changes to the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. These adjustments will be based on the fixed-income securities held by the fund on August 1, 2001. Because the fund determines its required distributions under Federal income tax laws, adoption of this principle will not affect the amount of distributions paid to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

Class Allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.
As of July 31, 2001, the cost of investment securities for book and federal income tax reporting purposes was $657,717,000.

Net unrealized appreciation on investments aggregated $8,459,000; $23,418,000 related to appreciated securities and $14,959,000 related to depreciated securities. For the year ended July 31, 2001, the fund realized tax basis net capital losses of $167,000. The fund had available at July 31, 2001, a net capital loss carryforward totaling $6,620,000 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred, for tax purposes, to fiscal year ending July 31, 2002, the recognition of capital losses totaling $169,000 which were realized during the period November 1, 2000 through July 31, 2001.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $2,451,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on an annual rate of 0.30% of the first $60 million of daily net assets and 0.21% of such assets in excess of $60 million. The agreement also provides for monthly fees, accrued daily, of 3.00% on the fund's monthly gross investment income. For the year ended July 31, 2001, the management services fee was equivalent to an annualized rate of 0.407% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limits for Class shares is not exceeded. For the year ended July 31, 2001, aggregate distribution expenses were limited to $1,780,000, or 0.30% of average daily net assets attributable to Class A shares. As of July 31, 2001, unreimbursed expenses which remain subject to reimbursement totaled $109,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended July 31, 2001, aggregate distribution expenses were $56,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended July 31, 2001, aggregate distribution expenses were $7,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended July 31, 2001, aggregate distribution expenses were $1,000, or 0.25% of average daily net assets attributable to Class F shares.
As of July 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $212,000.

AFD received $306,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended July 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $167,000 was incurred during the year ended July 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of July 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $12,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended July 31, 2001, total fees under the agreement were $3,000. As of July 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $1,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1994, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of July 31, 2001, the cumulative amount of these liabilities was $25,000. Directors fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $181,541,000 and $103,028,000, respectively, during the year ended July 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended July 31, 2001, the custodian fee of $12,000 includes $4,000 that was paid by these credits rather than in cash.

For the year ended July 31, 2001, the fund reclassified $114,000 from undistributed net realized gains to additional paid-in-capital to reflect permanent differences between book and tax reporting.

As of July 31, 2001, net assets consisted of the following:

                                                                                 (dollars in thousands)
Capital paid in on shares of beneficial interest                                                  $665,211
Undistributed net investment income                                                                     64
Accumulated net realized loss                                                                       (6,771)
Net unrealized appreciation                                                                          8,459
Net assets                                                                                        $666,963

Capital share transactions in the fund were as follows:

                                                                              Year ended     July 31, 2001
                                                                            Amount (000)           Shares
Class A Shares:
  Sold                                                                        $  199,249       13,256,036
  Reinvestment of dividends and distributions                                     20,047        1,332,347
  Repurchased                                                                   (138,032)      (9,188,783)
   Net increase in Class A                                                        81,264        5,399,600
Class B Shares: /1/
  Sold                                                                             9,884          656,159
  Reinvestment of dividends and distributions                                        199           13,211
  Repurchased                                                                     (1,171)         (77,890)
   Net increase in Class B                                                         8,912          591,480
Class C Shares: /2/
  Sold                                                                             4,325          285,173
  Reinvestment of dividends and distributions                                         22            1,461
  Repurchased                                                                       (221)         (14,604)
   Net increase in Class C                                                         4,126          272,030
Class F Shares: /2/
  Sold                                                                             2,407          159,012
  Reinvestment of dividends and distributions                                         12              807
  Repurchased                                                                       (955)         (63,259)
   Net increase in Class F                                                         1,464           96,560
Total net increase in fund                                                    $   95,766        6,359,670

                                                                              Year ended     July 31, 2000
                                                                            Amount (000)           Shares
Class A Shares:
  Sold                                                                        $  178,540       12,024,123
  Reinvestment of dividends and distributions                                     20,193        1,360,381
  Repurchased                                                                   (190,515)     (12,841,704)
   Net increase in Class A                                                         8,218          542,800
Class B Shares: /1/
  Sold                                                                             1,875          127,641
  Reinvestment of dividends and distributions                                         15            1,043
  Repurchased                                                                       (154)         (10,444)
   Net increase in Class B                                                         1,736          118,240
Class C Shares: /2/
  Sold                                                                               -                -
  Reinvestment of dividends and distributions                                        -                -
  Repurchased                                                                        -                -
   Net increase in Class C                                                           -                -
Class F Shares: /2/
  Sold                                                                               -                -
  Reinvestment of dividends and distributions                                        -                -
  Repurchased                                                                        -                -
   Net increase in Class F                                                           -                -
Total net increase in fund                                                    $    9,954          661,040

/1/ Class B shares were not offered
before March 15, 2000.
/2/ Class C and Class F shares were not
 offered before March 15, 2001.


Per-Share Data and Ratios

                                                                 Class A

                                                              Year ended      July 31,
                                                                     2001          2000          1999          1998     1997
Net Asset Value, Beginning of Year                                $14.87        $15.49        $16.12        $15.90   $15.23

 Income from Investment Operations :
  Net investment income                                          .83 (1)       .82 (1)           .81           .84      .87
  Net gains (losses) on securities                               .48 (1)     (.58) (1)          (.54)          .26      .80
 (both realized and unrealized)
   Total from investment operations                                 1.31           .24           .27          1.10     1.67
 Less Distributions :
  Dividends (from net investment income)                            (.83)         (.83)         (.82)         (.84)    (.86)
  Distributions (from capital gains)                                   -          (.03)         (.08)         (.04)    (.14)
   Total distributions                                              (.83)         (.86)         (.90)         (.88)   (1.00)

Net Asset Value, End of Year                                      $15.35        $14.87        $15.49        $16.12   $15.90

Total Return (2)                                                    9.14%         1.61%         1.63%         7.05%   11.36%

Ratios/Supplemental Data:

 Net assets, end of year (in millions)                              $650          $550          $564          $464     $316
 Ratio of expenses to average net assets                             .80%          .80%          .78%          .79%     .87%
 Ratio of net income to average net assets                          5.50%         5.53%         5.09%         5.19%    5.51%


                                                                 Class B                     Class C       Class F
                                                                    Year
                                                                   ended   March 15 to   March 15 to   March 15 to
                                                               July 31,      July 31,      July 31,      July 31,
                                                                    2001      2000 (3)      2001 (3)      2001 (3)
Net Asset Value, Beginning of Period                              $14.87        $14.79        $15.11        $15.11

 Income from Investment Operations :
  Net investment income (1)                                          .71           .23           .25           .27
  Net gains on securities                                            .50           .14           .25           .25
 (both realized and unrealized) (1)
   Total from investment operations                                 1.21           .37           .50           .52

 Less Distributions :
  Dividends (from net investment income)                            (.73)         (.29)         (.26)         (.28)
  Distributions (from capital gains)                                   -             -             -             -
   Total distributions                                              (.73)         (.29)         (.26)         (.28)

Net Asset Value, End of Period                                    $15.35        $14.87        $15.35        $15.35

Total Return (2)                                                    8.45%         3.16%         3.34%         3.50%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                             $11            $2            $4            $1
 Ratio of expenses to average net assets                            1.48%          .55%          .59%          .37%
 Ratio of net income to average net assets                          4.72%         1.77%         1.75%         1.98%


Supplemental Data - All Classes


                                                              Year ended      July 31,
                                                                     2001          2000          1999          1998     1997
Portfolio turnover rate                                            18.23%        33.20%        16.67%        16.38%   15.31%

1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year.

Report of Independent Accountants

To the Board of Directors and Shareholders of American High-Income Municipal Bond Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of American High-Income Municipal Bond Fund, Inc. (the "Fund") at July 31, 2001, the results of its operations, the changes in its net assets and the per-share data and ratios for the each of the periods presented in conformity with accounting principles generally accepted in the United States. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
August 31, 2001


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. 99.9% of the dividends paid from net investment income qualify as exempt-interest dividends.
Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

BOARD OF DIRECTORS

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former U.S.
Ambassador to Spain; former Vice Chairman,
Knight-Ridder, Inc.; former Chairman and Publisher,
The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California Edison Company

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource Group, LLC
(development and management of senior living communities)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
Vice Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

MARK R. MACDONALD
Los Angeles, California
President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board and Chief Executive Officer,
AECOM Technology Corporation (architectural engineering)

FRANK M. SANCHEZ
Los Angeles, California
Chairman of the Board and Chief Executive Officer,
The Sanchez Family Corporation dba McDonald's Restaurants (McDonald's licensee)

OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

DAVID A. HOAG
Los Angeles, California
Vice President of the fund
Senior Vice President, Capital Research Company

EDWARD B. NAHMIAS
Los Angeles, California
Vice President of the fund
Vice President and Director, Capital Research Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

OFFICES

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Brea, California 92799-5065

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
270 Park Avenue
New York, New York 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071-3405

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

There are several ways to invest in American High-Income Municipal Bond Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirements plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B Shares were 0.68% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each share class will vary.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of American High-Income Municipal Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2001, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

[logo - American Funds(SM)]

WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

Each of our funds is built on a tradition spanning seven decades of investing. No matter which of the American Funds you may own, you can rest assured that your fund will follow these time-tested approaches to investing your money.

-  A long-term, value-oriented approach
-  An unparalleled global research effort
-  A unique method of portfolio management
-  Experienced investment professionals
-  A commitment to low operating expenses

A COMMON LINK:

You may have noticed a new American Funds logo in the upper left corner of the cover. The interlocking boxes have been adopted by all The Capital Group Companies,(SM) of which we are a part. They signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.

Here are the 29 American Funds:

-  Growth Funds
   AMCAP Funds(r)
   EuroPacific Growth Fund(r)
   The Growth Fund of America(r)
   The New Economy Fund(r)
   New Perspective Fund(r)
   New World Fund(sm)
   SMALLCAP World Fund(r)

-  Growth-and-Income Funds
   American Mutual Fund(r)
   Capital World Growth and Income Fund(sm)
   Fundamental Investors(sm)
   The Investment Company of America(r)
   Washington Mutual Investors Fund(sm)

-  Equity-Income Funds
   Capital Income Builder(r)
   The Income Fund of America(r)

-  Balanced Fund
   American Balanced Fund(r)

-  Bond Funds
   American High-Income Trust(sm)
   The Bond Fund of America(sm)
   Capital World Bond Fund(r)
   Intermediate Bond Fund of America(r)
   U.S. Government Securities Fund(sm)

-  Tax-Exempt Bond Funds
   American High-Income Municipal Bond Fund(r)
   Limited Term Tax-Exempt Bond Fund of America(sm)
   The Tax-Exempt Bond Fund of America(r)
   The Tax-Exempt Fund of California(r)
   The Tax-Exempt Fund of Maryland(r)
   The Tax-Exempt Fund of Virginia(r)

-  Money Market Funds
   The Cash Management Trust of America(r)
   The Tax-Exempt Money Fund of America(sm)
   The U.S.Treasury Money Fund of America(sm)

Printed on recycled paper
Litho in USA AGD/INS/5239
Lit. No. AHIM-011-0901